                   [AIM LOGO APPEARS HERE]

                   AIM VARIABLE INSURANCE FUNDS, INC.

                   AIM V.I. CAPITAL APPRECIATION FUND
                   AIM V.I. DIVERSIFIED INCOME FUND
                   AIM V.I. GLOBAL UTILITIES FUND
                   AIM V.I. GOVERNMENT SECURITIES FUND
                   AIM V.I. GROWTH FUND
                   AIM V.I. GROWTH AND INCOME FUND
                   AIM V.I. INTERNATIONAL EQUITY FUND
                   AIM V.I. MONEY MARKET FUND
                   AIM V.I. VALUE FUND

PROSPECTUS

May 1, 1995
as reprinted
December 4, 1995

                   AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Utilities Fund (formerly known as AIM V.I. Utilities Fund), AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. International Equity Fund, AIM V.I. Money Market Fund and AIM V.I. Value Fund (the "Funds") are nine investment portfolios comprising series of AIM Variable Insurance Funds, Inc. (the "Company"), an open-end, series, management investment company. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts. The investment objectives of the Funds are described on the inside cover page. The address for AIM Variable Insurance Funds, Inc. is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, and its telephone number is (713) 626-1919.

                   UP TO 50% OF THE SECURITIES IN WHICH THE AIM V.I. DIVERSIFIED INCOME FUND INVESTS MAY BE SECURITIES RATED IN THE LOWER RATING CATEGORIES OF NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROS"), OR ARE UNRATED, AND ARE COMMONLY KNOWN AS "JUNK BONDS." INVESTMENT IN NON-INVESTMENT GRADE DEBT SECURITIES ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, AND MAY ENTAIL OTHER RISKS THAT ARE DIFFERENT FROM OR MORE PRONOUNCED THAN THOSE INVOLVED IN HIGHER-RATED SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS" UNDER "INVESTMENT PROGRAMS."

                   This prospectus sets forth basic information about the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated May 1, 1995, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at the address shown above.

                   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE FUNDS' SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                   THERE IS NO ASSURANCE THAT THE AIM V.I. MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                               TABLE OF CONTENTS

About the Funds.........................   2           Determination of Net Asset Value..................  17
Financial Highlights....................   3           Dividends, Distributions and Tax Matters..........  18
Performance.............................   5           General Information...............................  18
Investment Objectives and Programs......   5           Appendix A........................................ A-1
Risk Factors............................  13           Appendix B........................................ B-1
Management..............................  14           Appendix C........................................ C-1
Purchase and Redemption of Shares.......  17

--------------------------------------------------------------------------------

ABOUT THE FUNDS

  The following is a brief description of the investment objectives and programs of the Funds:

  AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

  AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

  AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND") is a non-diversified portfolio which seeks to achieve a high level of current income, and as a secondary objective to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

  AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified portfolio which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

  AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified portfolio which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

  AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified portfolio which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

  AIM V.I. VALUE FUND ("VALUE FUND") is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

  The Capital Appreciation Fund, Diversified Income Fund, Global Utilities Fund, Government Fund, Growth Fund, Growth & Income Fund, International Fund, Money Market Fund and Value Fund are separate series of shares of AIM Variable Insurance Funds, Inc., a Maryland corporation organized on January 22, 1993 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company (see "General Information--Organization of the Company"). Each Fund has its own investment objective(s) and policies designed to meet specific investment goals, operates as an open-end management investment company and expects to be treated as a regulated investment company for federal income tax purposes. Each Fund is diversified except Global Utilities Fund. For more information on diversification, see "Risk Factors" in this Prospectus.

  Each Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Each Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at their net asset value. A I M Advisors, Inc. ("AIM"), the investment advisor for each Fund, continuously reviews and, from time to time, changes the portfolio holdings of each of the Funds in pursuit of each Fund's objective(s).

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below are the financial highlights for a share outstanding of each of the Funds (except the Global Utilities Fund and the Growth & Income Fund) for the period May 5, 1993 (date operations commenced) through January 31, 1994 and for the fiscal year ended January 31, 1995. Financial highlights for a share outstanding of each of the Global Utilities Fund and the Growth & Income Fund for the period May 2, 1994 (date operations commenced) through January 31, 1995, are also shown below. The financial highlights have been audited by Tait, Weller & Baker, independent auditors, whose unqualified report thereon is included in the Statement of Additional Information. Additional information about the performance of the Funds is contained in the Funds' annual report to shareholders, which may be obtained without charge upon request.

                             CAPITAL               DIVERSIFIED         GLOBAL          GOVERNMENT
                          APPRECIATION               INCOME           UTILITIES        SECURITIES                GROWTH
                              FUND                    FUND              FUND              FUND                    FUND
                     ----------------------- ----------------------- ----------- ----------------------- -----------------------
                     JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31,
                        1995        1994        1995        1994        1995        1995        1994        1995        1994
                     ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net asset value,
 beginning of
 period...........     $ 12.58     $ 10.00     $ 10.46     $ 10.00     $10.00      $ 10.24     $ 10.00     $ 11.59     $ 10.00
Income from
 investment
 operations:
 Net investment
  income..........        0.05          --        0.76        0.54       0.27         0.53        0.38        0.06        0.02
 Net gains
  (losses) on
  securities
  (realized and
  unrealized).....       (0.54)       2.59       (1.42)       0.29      (0.33)       (0.88)       0.10       (0.88)       1.59
                       -------     -------     -------     -------     ------      -------     -------     -------     -------
  Total from
   investment
   operations.....       (0.49)       2.59       (0.66)       0.83      (0.06)       (0.35)       0.48       (0.82)       1.61
                       -------     -------     -------     -------     ------      -------     -------     -------     -------
Less
 distributions:
 Dividends from
  net investment
  income..........       (0.04)      (0.01)      (0.68)      (0.35)     (0.25)       (0.50)      (0.24)      (0.06)      (0.02)
 Distributions
  from net
  realized capital
  gains...........          --          --          --       (0.02)        --           --          --          --          --
                       -------     -------     -------     -------     ------      -------     -------     -------     -------
  Total
   distributions..       (0.04)      (0.01)      (0.68)      (0.37)     (0.25)       (0.50)      (0.24)      (0.06)      (0.02)
                       -------     -------     -------     -------     ------      -------     -------     -------     -------
Net asset value,
 end of period....     $ 12.05     $ 12.58     $  9.12     $ 10.46     $ 9.69      $  9.39     $ 10.24     $ 10.71     $ 11.59
                       =======     =======     =======     =======     ======      =======     =======     =======     =======
Total return(a)...       (3.91)%     25.90%      (6.35)%      8.33%     (0.56)%      (3.42)%      4.78%      (7.11)%     16.07%
                       =======     =======     =======     =======     ======      =======     =======     =======     =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted).........     $88,177     $35,354     $25,271     $14,530     $2,958      $12,887     $10,643     $45,497     $25,115
                       =======     =======     =======     =======     ======      =======     =======     =======     =======
Ratio of expenses
 to average net
 assets(b)........        0.84%       1.06%       0.91%       1.05%      1.31%        0.95%       1.00%       0.95%       0.85%
                       =======     =======     =======     =======     ======      =======     =======     =======     =======


Ratio of net
 investment income
 to average net
 assets(b)........        0.46%       0.07%       8.07%       6.78%      4.39%        5.51%       4.74%       0.71%       0.51%
                       =======     =======     =======     =======     ======      =======     =======     =======     =======
Portfolio turnover
 rate.............          81%         34%        100%         57%        69%          29%          0%        179%         99%
                       =======     =======     =======     =======     ======      =======     =======     =======     =======
                      GROWTH &
                     INCOME FUND
                     -----------
                     JANUARY 31,
                        1995
                     -----------
Net asset value,
 beginning of
 period...........     $10.00
Income from
 investment
 operations:
 Net investment
  income..........       0.11
 Net gains
  (losses) on
  securities
  (realized and
  unrealized).....      (0.02)
                     -----------
  Total from
   investment
   operations.....       0.09
                     -----------
Less
 distributions:
 Dividends from
  net investment
  income..........      (0.11)
 Distributions
  from net
  realized capital
  gains...........         --
                     -----------
  Total
   distributions..      (0.11)
                     -----------
Net asset value,
 end of period....     $ 9.98
                     ===========
Total return(a)...       0.90%
                     ===========
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted).........     $7,380
                     ===========
Ratio of expenses
 to average net
 assets(b)........       1.07%
                     ===========
Ratio of net
 investment income
 to average net
 assets(b)........       1.95%
                     ===========
Portfolio turnover
 rate.............         96%
                     ===========

                               INTERNATIONAL               MONEY
                                  EQUITY                  MARKET                   VALUE
                                   FUND                    FUND                    FUND
                          ----------------------- ----------------------- ------------------------
                          JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31, JANUARY 31,  JANUARY 31,
                             1995        1994        1995        1994        1995         1994
                          ----------- ----------- ----------- ----------- -----------  -----------
Net asset value,
 beginning of period....    $ 12.49     $ 10.00     $  1.00     $  1.00    $  12.17      $ 10.00
Income from investment
 operations:
 Net investment income..       0.06          --        0.04        0.02        0.10         0.02
 Net gains (loss) on
  securities (realized
  and unrealized).......      (1.49)       2.49          --          --       (0.35)        2.17
                            -------     -------     -------     -------    --------      -------
  Total from investment
   operations...........      (1.43)       2.49        0.04        0.02       (0.25)        2.19
                            -------     -------     -------     -------    --------      -------
Less distributions:
 Dividends from net
  investment income.....      (0.03)         --       (0.04)      (0.02)      (0.09)       (0.02)
 Distributions from net
  realized capital
  gains.................         --          --          --          --          --           --
                            -------     -------     -------     -------    --------      -------
  Total distributions...      (0.03)         --       (0.04)      (0.02)      (0.09)       (0.02)
                            -------     -------     -------     -------    --------      -------
Net asset value, end of
 period.................    $ 11.03     $ 12.49     $  1.00     $  1.00    $  11.83      $ 12.17
                            =======     =======     =======     =======    ========      =======
Total return(a).........     (11.48)%     24.90%       3.98%       2.27%      (2.03)%      21.94%
                            =======     =======     =======     =======    ========      =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)..    $55,019     $23,533     $31,017     $13,891    $109,257      $38,255
                            =======     =======     =======     =======    ========      =======
Ratio of expenses to
 average net assets(b)..       1.27%       1.98%       0.63%       0.95%       0.82%        1.00%
                            =======     =======     =======     =======    ========      =======
Ratio of net investment
 income (loss) to
 average net assets(b)..       0.60%      (0.15)%      4.14%       2.29%       1.17%        0.51%
                            =======     =======     =======     =======    ========      =======
Portfolio turnover rate.         64%         26%         --          --         143%          87%
                            =======     =======     =======     =======    ========      =======

(a) Total returns for less than one year, except for Money Market Fund, are not annualized. Total returns do not reflect expenses that apply at the separate account level. Inclusion of expenses at the separate account level would reduce the total return figures for all periods shown.

(b) Ratios for periods less than a year are annualized. Ratios are based on the following average net assets for the periods ended:

                                                        JANUARY 31, JANUARY 31,
                                                           1995        1994
                                                        ----------- -----------
Capital Appreciation Fund.............................. $61,893,337 $12,095,128
Diversified Income Fund................................ $20,514,857 $ 6,276,018
Global Utilities Fund.................................. $ 1,891,665     N/A
Government Securities Fund............................. $12,267,302 $ 4,502,215
Growth Fund............................................ $35,561,827 $ 9,997,693
Growth & Income Fund................................... $ 4,248,532     N/A
International Equity Fund.............................. $43,034,277 $ 7,074,079
Money Market Fund...................................... $26,124,493 $ 6,533,606
Value Fund............................................. $72,235,391 $12,119,783

  Ratios of expenses and net investment income (loss) to average net assets prior to waiver of advisory fees and/or expense reimbursement are as follows:

                                    JANUARY 31, 1995        JANUARY 31, 1994
                                 ----------------------- -----------------------
                                          NET INVESTMENT          NET INVESTMENT
                                 EXPENSES INCOME (LOSS)  EXPENSES INCOME (LOSS)
                                 -------- -------------- -------- --------------
       Capital Appreciation
        Fund...................    0.84%       0.46%       1.45%      (0.32)%
       Diversified Income Fund.    1.03%       7.95%       1.69%       6.14 %
       Global Utilities Fund...    2.80%       2.90%        N/A         N/A
       Government Securities
        Fund...................    1.10%       5.35%       1.80%       3.94 %
       Growth Fund.............    0.95%       0.71%       1.50%      (0.14)%
       Growth & Income Fund....    1.72%       1.30%        N/A         N/A
       International Equity
        Fund...................    1.28%       0.59%       3.06%      (1.23)%
       Money Market Fund.......    0.70%       4.07%       1.53%       1.70 %
       Value Fund..............    0.82%       1.17%       1.35%       0.16 %

-------------------------------------------------------------------------------

PERFORMANCE

  Each Fund's performance may be quoted in advertising in terms of yield or total return. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Funds.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. Total return is computed in accordance with a standardized formula described in the Statement of Additional Information. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual total returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual total returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time. Accordingly, the yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is the annualized percentage rate of net income (exclusive of capital changes) earned by a Fund over a specified period. It is a function of the type and quality of a Fund's investments, its maturity and its operating expense ratio. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in a Fund.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of any Fund. Such a practice will have the effect of increasing the Fund's yield and total return.

  The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. Quotations of a Fund's performance will not reflect charges levied at the separate account level.

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND PROGRAMS

  Set forth in this section is a statement of each Fund's investment objective along with a description of the investment policies, strategies and practices of each Fund. The investment objective of each Fund is deemed to be a fundamental policy and, therefore, unless permitted by law, may not be changed without the approval of a majority of that Fund's outstanding shares (within the meaning of the 1940 Act). Each Fund's investment policies, strategies and practices are not fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. Each Fund has adopted investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in the Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security and that no assurance can be given that any particular Fund will achieve its investment objective(s).

  AIM V.I. CAPITAL APPRECIATION FUND. The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. AIM will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Capital Appreciation Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

  AIM V.I. DIVERSIFIED INCOME FUND. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in: (i) foreign government securities, (ii) foreign and domestic corporate debt securities, (iii) U.S. Government securities, including U.S. Government Agency Mortgage-Backed Securities and (iv) lower-rated or unrated high yield debt securities (commonly known as "junk bonds") of U.S. and foreign companies. Under normal circumstances, the Fund's assets will be invested in each of these four sectors. The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, convertible securities and similar equity securities of U.S. and foreign companies. The Fund does not intend to invest more than 50% of its total assets in lower-rated or unrated high yield securities or more than 50% of its total assets in foreign debt securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Prospectus. For a description of U.S. Government Agency Mortgage-Backed Securities, see Appendix B to this Prospectus.) However, the Fund may from time to time invest up to 100% of its total assets in U.S. Government securities and, as a defensive measure, may invest up to 100% of its total assets in money market securities. For a discussion of the investment risks associated with investments in high yield securities and foreign securities, see "Risk Factors" in this Prospectus. For further discussion of the extent of the Fund's intended investment, see "Certain Investment Strategies and Techniques" in this Prospectus.

  During the fiscal year ended January 31, 1995, the percentage of average annual assets of the Portfolio calculated on a dollar weighted basis, which was invested in securities within each rating category of Moody's (as described in Appendix A), and in unrated securities determined by AIM to be of comparable quality, was as follows:

                                                                      PERCENTAGE
                                                                      ----------
      Aaa............................................................   31.73%
      Aa.............................................................    5.38%
      A..............................................................    5.23%
      Baa............................................................   10.52%
      Ba.............................................................    8.87%
      B..............................................................   30.59%
      Caa............................................................    4.34%
      Ca.............................................................    0.00%
      C..............................................................    0.00%
      Unrated........................................................    3.34%
                                                                        ------
        Total Average Annual Assets..................................     100%

  AIM V.I. GLOBAL UTILITIES FUND. The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign). Under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of public utility companies (either domestic or foreign). Public utility companies include companies that provide electricity, natural gas or water and other sanitary services to the public, and telephone or telegraph companies and other companies providing public communications services. The Fund may also invest in developing utility technology companies and in holding companies which derive a substantial portion of their revenues from utility-related activities. Generally, a holding company will be considered to derive a substantial portion of its revenues from utility-related activities if such activities account for at least 40% of its revenues. When AIM deems it appropriate, the Fund may also purchase the bonds of such companies. Investments in bonds, however, will not exceed 25% of the Fund's net assets. The Fund may invest up to 10% of its total assets in lower-rated or unrated high yield securities. (For a description of the various rating categories of corporate debt securities in which the Fund may invest, see Appendix A to this Prospectus.) During the fiscal period ended January 31, 1995, the Fund invested less than 5% of its net assets in below investment grade debt securities. The Fund may also invest up to 80% of its total assets in securities of foreign utility companies, including investments in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and underlying securities of foreign issuers. For a discussion of the investment risks associated with investments in non-investment grade debt securities and foreign securities, see "Risk Factors" in this Prospectus. For a further discussion of the Fund's intended investments, see "Certain Investment Strategies and Techniques" in this Prospectus.

  A portfolio of utility company securities is subject to a different degree of volatility than a more broadly diversified portfolio. Economic, operational or regulatory changes that affect utility companies will have a material impact upon the value of the securities that the Fund owns. Events, such as changing weather patterns, emergencies involving nuclear power plants, or rapidly changing fuel prices that have no direct connection with companies whose securities are owned by the Fund may affect the prices of those securities.

  Moreover, a portfolio of utilities industry securities is subject to the risks unique to that industry, such as inflationary or other increases in fuel and operating expenses, possible increases in the interest costs of loans needed for capital construction programs, compliance with environmental regulations, possible adverse changes in the regulatory climate and availability of fuel sources.

  A description of the utilities industry is contained in the Statement of Additional Information.

  AIM V.I. GOVERNMENT SECURITIES FUND. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. The government securities which may be purchased by the Fund include but are not limited to (1) U.S. Treasury obligations such as Treasury Bills (maturities of one year or less), Treasury Notes (maturities of one to ten years) and Treasury Bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agency Securities") which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, such as obligations of the Government National Mortgage Association ("GNMA"), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank and the U.S. Postal Service or (c) the credit of the agency or instrumentality, such as obligations of the Federal Home Loan Mortgage Corporation ("FHLMC") and Federal Farm Credit System. For a listing of some of the types of Agency Securities in which the Fund may invest, see Appendix B to this Prospectus.

  The Fund's investments include high coupon U.S. Government Agency Mortgage-Backed Securities, which provide a higher coupon at the time of purchase than the prevailing market rate yield. The prices of high coupon U.S. Government Agency Mortgage-Backed Securities do not tend to rise as rapidly as those of traditional fixed rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing. The Fund may purchase such securities at a premium, which means that a faster principal prepayment rate than expected will reduce the market value of and income from such securities, while a slower prepayment rate will tend to increase the market value of and income from such securities.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of AIM of how best to further the Fund's investment objective. The Fund may invest in government securities of all maturities, short-term, intermediate-term and long-term.

  AIM V.I. GROWTH FUND. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment selection, and any such income should be considered incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. For other types of investments, see "Certain Investment Strategies and Techniques" in this Prospectus. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits.

  AIM V.I. GROWTH AND INCOME FUND. The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. Although the amount of the Fund's current income will vary from time to time, it is anticipated that the current income realized by the Fund will generally be greater than that realized by mutual funds whose sole objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of companies believed by management to have the potential for above average growth in revenues and earnings. Generally, at least 90% of the Fund's common stock investments will be in dividend paying stocks.

  AIM V.I. INTERNATIONAL EQUITY FUND. The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Any income realized by the Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

  In managing the Fund, AIM seeks to apply to a diversified portfolio of international equity securities substantially the same investment strategy which it applies to the Growth Fund with respect to that Fund's investment in United States equities markets. The Fund will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM will review carefully the earnings history and prospects for growth of each company considered for investment by the Fund. It is expected that the Fund's portfolio, when fully invested, will generally be comprised of two basic categories of foreign companies: (1) "core" companies, which AIM considers to have experienced consistent long-term growth in earnings and to have strong prospects for outstanding future growth, and (2) companies that AIM believes are currently experiencing a greater than anticipated increase in earnings. If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by the Fund regardless of the location of the company or the percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for the Fund, including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. For a discussion of the investment risks associated with investments in foreign securities, see "Risk Factors" in this Prospectus. For a discussion of the extent of the Fund's intended investment in foreign countries, see "Certain Investment Strategies and Techniques" in this Prospectus.

  AIM V.I. MONEY MARKET FUND. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality U.S. dollar denominated money market instruments and other similar instruments with maturities of 397 days or less from the date of purchase, and will maintain a dollar weighted-average portfolio maturity of 90 days or less. Securities subject to repurchase agreements may bear longer maturities.

  The Fund invests in a broad range of U.S. Government and foreign government obligations, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements secured by such obligations. The Money Market Fund intends to invest in bankers' acceptances, certificates of deposit, repurchase agreements, time deposits and commercial paper, and U.S. Government direct obligations and U.S. Government agencies' securities. Bankers' acceptances, certificates of deposit and time deposits may be purchased from U.S. or foreign banks. All of these instruments, which are collectively referred to as "Money Market Obligations," are briefly described in Appendix C to this Prospectus and are described more fully in the Statement of Additional Information.

  The Fund will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Generally, "First Tier" securities are securities that are rated in the highest rating category by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards. For a more complete definition of a "First Tier" security, see the definition set forth in the Statement of Additional Information.

  The Money Market Fund may invest up to 100% of its total assets in obligations issued by banks. While the Fund will limit its investments in bank instruments to U.S. dollar denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. The Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Prospectus.

  AIM V.I. VALUE FUND. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective and would be satisfied principally from the income (interest and dividends) generated by the common stocks, convertible bonds and convertible preferred stocks that make up the Fund's portfolio. The Fund should not be purchased by those who seek income as their primary investment objective.

  In addition to the securities described above, the Fund may also acquire preferred stocks and debt instruments having prospects for growth of capital. Although these different types of securities can be expected to generate amounts of income to satisfy the Fund's secondary objective, they will be purchased for their potential for growth of capital.

  The primary thrust of AIM's search for undervalued equity securities is in four categories: (1) out-of-favor cyclical growth companies; (2) established growth companies that are undervalued compared to historical relative valuation parameters; (3) companies where there is early but tangible evidence of improving prospects which are not yet reflected in the price of the company's equity securities; and (4) companies whose equity securities are selling at prices that do not reflect the current market value of its assets and where there is reason to expect realization of this potential in the form of increased equity values.

  CERTAIN INVESTMENT STRATEGIES AND TECHNIQUES. Each of the Funds has the flexibility to invest, to the extent described below, in a variety of instruments designed to enhance its investment capabilities. Each of the Funds may invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, illiquid securities and Rule 144A securities; the Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities; each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; each of the Funds, other than the Money Market Fund, may lend portfolio securities and make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration.

  Each of the Funds, other than the Money Market Fund, may write (i.e., sell) "covered" put and call options and buy put and call options on domestic and foreign securities, securities indices and currencies. Each of the Funds, other than the Money Market Fund, may use exchange-traded financial futures contracts, options thereon, and forward contracts as a hedge to protect against possible changes in market values. A brief description of these investment instruments and their risks appears below. See "Hedging and Other Investment Techniques" in the Statement of Additional Information for more detailed information.

  Money Market Obligations. When deemed appropriate for temporary or defensive purposes, each of the Funds may hold cash or cash equivalent Money Market Obligations. Of course, the Money Market Fund invests exclusively in Money Market Obligations. While none of the Funds other than the Money Market Fund is required by regulation or fundamental policy to limit such investments to those which, at the date of purchase, are "First Tier" securities as that term is defined in Rule 2a-7 under the 1940 Act, it is the current intention of AIM to limit such investments to those securities which, at the time of purchase, are considered "First Tier" securities or securities which AIM has determined to be of comparable credit quality.

  In addition to the Money Market Obligations described above, as a temporary or defensive measure, and without regard to their respective investment objectives, AIM may invest all or substantially all of the assets of the Diversified Income Fund, the Global Utilities Fund and the International Fund in cash or Money Market Obligations, including repurchase agreements, denominated in foreign currencies.

  U.S. Government Agency Mortgage-Backed Securities. The Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to GNMA, the FNMA, or FHLMC. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans. GNMA, FNMA and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix B for a more complete description of GNMA securities.

  Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to move in the opposite direction compared to interest rates.

  Foreign Securities. To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. It is not anticipated that such foreign securities will constitute more than: (i) 20% of the value of the total assets of each Fund (except the Value Fund, the Diversified Income Fund, the Global Utilities Fund and, the International
Fund); (ii) 25% of the value of the total assets of the Value Fund; (iii) 50% of the value of the total assets of the Diversified Income Fund; and (iv) 80% of the value of the total assets of the Global Utilities Fund.

  The Diversified Income Fund may invest in debt obligations which may be denominated in the U.S. dollar or in other currencies issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank, Asian Development Bank and European Economic Community), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. The Diversified Income Fund may also invest in debt obligations issued by U.S. corporations denominated in non-U.S. dollar currencies. No more than 25% of the Diversified Income Fund's total assets, at the time of purchase, will be invested in government securities of any one foreign country. At the present time, AIM does not intend to invest more than 10% of the Diversified Income Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. Such countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; such markets have also from time to time provided higher rates of return and greater risks to investors. AIM believes that these characteristics of emerging markets can be expected to continue in the future.

  The Global Utilities Fund may invest up to 80% of its total assets in securities of foreign utility companies, including investments in ADRs, EDRs and other securities representing underlying securities of foreign issuers. Under normal market conditions, the Global Utilities Fund will be invested in securities of issuers located in at least four countries, one of which will be the United States, although for defensive purposes, it may invest 100% of its total assets in securities of U.S. issuers. In some foreign countries, utility companies are partially owned by government agencies. In some cases, foreign government agencies may have significant investments in businesses other than utility companies. Also, investments in securities of foreign issuers may involve other risks which are not ordinarily associated with investments in domestic issuers. See "Risk Factors" in this Prospectus. In addition, investors should also be aware that the Global Utilities Fund may invest in companies located within emerging or developing countries.

  Under normal market conditions the International Fund will invest at least 80% of its total assets in marketable equity securities (including common and preferred stock, depositary receipts for stock and securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market.

  Under normal market conditions, the International Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The International Fund will emphasize investment in foreign companies in the developed countries of Western Europe and the Pacific Basin, but the Fund may also invest to a lesser extent in the securities of companies located in developing countries in various regions of the world. At the present time, AIM does not intend to invest more than 20% of the International Fund's total assets in securities issued by foreign governments or foreign companies located in developing countries. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors" in this Prospectus.

  ADRs and EDRs. To the extent consistent with their respective investment objectives each of the Funds (except the International Fund which is discussed separately below) may also invest in securities which are in the form of ADRs, EDRs or other securities representing underlying securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities for purposes of determining the applicable limitation on investment in foreign securities.

  The International Fund normally will invest at least 80% of its total assets in marketable equity securities, including common and preferred stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company). The International Fund may satisfy the foregoing requirement in part through the ownership of securities which are convertible into, or exchangeable for, common stocks, or by investment in the securities of foreign issuers which are in the form of ADRs, EDRs and other securities representing underlying securities of foreign issuers.

  Repurchase Agreements. Each of the Funds may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the sellers' failure to repurchase the obligation in accordance with the terms of the agreement), a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to, those which have been stripped of their interest payments and mortgage-backed securities) and commercial paper. For additional information on the use of repurchase agreements, see the Statement of Additional Information.

  Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale by the Fund of a portfolio security at an agreed upon price, date and interest payment. The Funds will each enter into reverse repurchase agreements solely for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur. The Funds will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. Each of the Funds may enter into reverse repurchase agreements in amounts not exceeding 33 1/3% of the value of their respective total assets. To comply with certain state law requirements, the Capital Appreciation Fund has no current intention of entering into reverse repurchase agreements in amounts in excess of 25% of the value of the Fund's total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Borrowing" in this Prospectus for percentage limitations on borrowings.

  Delayed Delivery Agreements and When-Issued Securities. Each Fund may enter into delayed delivery agreements and may purchase securities on a "when-issued" basis.

  Delayed delivery agreements are commitments by a Fund to dealers or issuers to acquire securities beyond the customary settlement date for such securities. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Fund's investment adviser can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Fund and may enter into delayed delivery agreements to assure that the Fund will be as fully invested as possible in instruments meeting its investment objective.

  Debt securities are sometimes offered on a "when-issued" basis; that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase such debt securities with the intention of actually acquiring the securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

  If a Fund enters into a delayed delivery agreement or purchases a when-issued security, the Fund will direct its custodian bank to segregate cash or other high grade securities (including Money Market Obligations) in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are segregated, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase the Fund's exposure to market fluctuation, or may increase the possibility that the Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Fund will employ techniques designed to minimize these risks. No additional delayed delivery agreements or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's net assets would become so committed.

  Dollar Roll Transactions. In order to enhance portfolio returns and manage prepayment risks, the Diversified Income Fund and the Government Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

  Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See "Borrowing," below for the applicable limitation on dollar roll transactions.

  Borrowing. Each of the Funds may borrow money to a limited extent from banks (including the Funds' custodian bank) for temporary or emergency purposes subject to the limitations under the 1940 Act. Each Fund will restrict borrowings, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of the Fund's total assets at the time of the transaction. To comply with certain state law requirements, the Capital Appreciation Fund will restrict borrowings, reverse repurchase agreements and dollar roll transactions not to exceed 25% of the value of the Fund's total assets. No Fund will purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  Illiquid Securities. None of the Funds will invest more than 15% of their respective total assets in illiquid securities, including restricted securities which are illiquid. The Money Market Fund will not invest more than 10% of its total assets in illiquid securities.

  Rule 144A Securities. Each of the Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  Lending of Portfolio Securities. Each Fund (except the Money Market Fund) may, from time to time, lend securities from their respective portfolios, with a value not exceeding 33 1/3% of their respective total assets, to banks, brokers and other financial institutions, and receive in return collateral in the form of cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the applicable Fund receives the income on both the loaned securities and the collateral (or a fee) and thereby increases its yield. In the event that the borrower defaults on its obligation to return loaned securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the loaned securities.

  Short Sales. Each Fund (except the Money Market Fund), may make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any further consideration. The Funds will enter into such transactions only to the extent the aggregate value of all securities sold short does not represent more than 10% of the applicable Fund's total assets at any given time.

  Options. Each of the Funds, other than the Money Market Fund, may write
(sell) "covered" put and call options and buy put and call options, including securities index and foreign currency options. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option is covered if, for example, the Fund owns the underlying security covered by the call or, in the case of a call option on an index, holds securities the price changes of which are expected to substantially replicate the movement of the index. A put option is covered if, for example, the Fund maintains in a segregated account with its custodian cash, U.S. Treasury bills or other high-grade short-term debt obligations with a value equal to the exercise price of the put option.

  These Funds may write call options on securities or securities indexes for the purpose of increasing their return (through receipt of premiums) or to provide a partial hedge against a decline in the value of their portfolio securities or both. These Funds may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the price of the underlying security moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received.

  Each of the Funds noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Fund wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Fund may be able to offset the resulting adverse effect on the Fund by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Fund.

  These Funds may also purchase and write options in combination with each other to adjust the risk and return characteristics of certain portfolio security positions. This technique is commonly referred to as a "straddle."

  Options purchased or written by the Fund may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such options and the securities used as "cover" for such options, unless otherwise indicated, would be considered illiquid securities.

  In instances in which a Fund has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the price of the option exceeds the exercise price.

  Each of the Funds, except the Money Market Fund, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, the writing of an option on foreign currency will constitute a hedge, however it differs in that it is only a partial hedge, up to the amount of the premium received. Moreover, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the applicable Fund's other investments and the risk that there may not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. This may cause the Fund to lose the entire premium on purchase options or reduce its ability to effect closing transactions at favorable prices.

  The Funds will not write options if, immediately after such sale, the aggregate value of the securities or obligations underlying the outstanding options exceeds 25% of the applicable Fund's total assets. The Funds will not purchase options if, at the time of the investment, the aggregate premiums paid for outstanding options will exceed 5% of the applicable Fund's total assets.

  Futures and Forward Contracts. Each of the Funds, other than the Money Market Fund, may purchase and sell futures contracts on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, they may purchase and sell stock index futures contracts to hedge the equity portion of their assets or equity assets they intend to acquire with regard to market risk as distinguished from stock-specific risk. These Funds may also purchase put and call options on futures contracts and write "covered" put and call options on futures contracts in order to hedge against changes in interest rates or stock prices. Although the Funds are authorized to invest in futures contracts and related options with respect to non-U.S. instruments, they will limit such investments to those which have been approved by the Commodity Futures Trading Commission ("CFTC") for investment by U.S. investors. These Funds may enter into futures contracts and buy and sell related options, provided that the futures contracts and related options investments are made for "bona fide hedging" purposes, as defined under CFTC regulations. When a Fund purchases or sells a futures contract or writes a put or call option on a futures contract, the Fund will cover such positions by, for example, segregating with its custodian cash or cash equivalents (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase.

  To the extent that any of the Funds invests in securities denominated in foreign currencies (which is substantially all of the securities held by the International Fund and a significant portion of securities held by the Diversified Income Fund and the Global Utilities Fund), the value of the Fund's portfolio will be affected by changes in exchange rates between currencies (including the U.S. dollar), as well as by changes in the market value of the securities themselves. In order to mitigate the effects of such changes, each of the Funds, other than the Money Market Fund, may enter into futures contracts on foreign currencies (and related options) and may enter into forward contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions with respect to them.

  In managing their currency exposure, the Funds may each buy and sell currencies either in the spot (cash) market or in the forward market (through forward contracts generally expiring within one year). The Funds may each also enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When such a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the applicable Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. Unlike futures contracts, forward contracts are generally individually negotiated and privately traded. A forward contract obligates the seller to sell a specific security or currency at a specified price on a future date, which may be any fixed number of days from the date of the contract.

  The Global Utilities Fund and the International Fund may enter into forward contracts for transaction hedging purposes with respect to all or a substantial portion of their trades. The other Funds will commit no more than their respective portfolio investments in foreign securities to foreign exchange hedges.

  There are risks associated with hedging transactions. During certain market conditions, a hedging transaction may not completely offset a decline or rise in the value of the Fund's portfolio securities or currency being hedged. In addition, changes in the market value of securities or currencies may differ substantially from the changes anticipated by the Fund when hedged positions were established. Successful use of hedging transactions is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct. Accordingly, a Fund may lose the expected benefit of hedging if markets move in an unanticipated manner. Moreover, in the futures and options on futures markets, it may not always be possible to execute a put or sell at the desired price, or to close out an open position due to market conditions, limits on open positions, and/or daily price fluctuations.

  INVESTMENT RESTRICTIONS. Each of the Funds has adopted a number of
  ------------------------
investment restrictions, as set forth in the Statement of Additional Information, some of which restrictions may not be changed without shareholder approval.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds
  -------------------
reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objective(s), without regard to the impact on the portfolio turnover rate.

-------------------------------------------------------------------------------

RISK FACTORS

  Investors should consider carefully the following special factors before investing in any of the Funds.

  NON-INVESTMENT GRADE DEBT SECURITIES. The Diversified Income Fund, and to a lesser extent the Global Utilities Fund, seek to meet their respective investment objectives by investing in non-investment grade debt securities, commonly known as "junk bonds." While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the above-named Funds, and increased issuer defaults on junk bonds.

  In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

  The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category.

  When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the directors to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

  In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

  FOREIGN SECURITIES. Investments by a Fund in foreign securities whether denominated in U.S. dollars or foreign currencies, may entail the following risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

    Currency Risk. The value of the Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency.

    Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

    Regulatory Risk. Foreign companies are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

    Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies and governments may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative difficulties (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  In addition, there are risks associated with certain investment strategies employed by the Funds as discussed in the previous section.

  NON-DIVERSIFIED PORTFOLIO (GLOBAL UTILITIES FUND ONLY). The Global Utilities Fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.)
-------------------------------------------------------------------------------
MANAGEMENT

  The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between each of the Funds and persons or companies furnishing services to a Fund or the Company, including the Master Advisory Agreement with AIM, the Master Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors"), the Custodian Agreement with State Street Bank and Trust Company (the "Custodian"), and the Transfer Agency Agreement with State Street Bank and Trust Company (the "Transfer Agent"). The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent of AIM. Information concerning the Board of Directors may be found in the Statement of Additional Information.

  INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 1919, Houston, TX 77046-1173, serves as the investment advisor to each Fund pursuant to a new master investment advisory agreement (the "Advisory Agreement"), dated October 18, 1993, as amended April 28, 1994 to include the Global Utilities Fund and the Growth & Income Fund. AIM was organized in 1976, and, together with its affiliates, manages or advises 37 investment company portfolios (including the Funds). As of April 3, 1995, the total assets of the mutual funds advised or managed by AIM and its affiliates were approximately $28.5 billion. AIM is a wholly-owned subsidiary of AIM Management, a holding company.

  Under the terms of the Funds' Advisory Agreement, AIM supervises all aspects of each Fund's operations and provides investment advisory services to the Fund. The Advisory Agreement also provides that, upon the request of the Company's Board of Directors, AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. Pursuant to a master administrative services agreement (the "Administrative Services Agreement") between the Company and AIM with respect to each Fund dated October 18, 1993, as amended April 28, 1994 to include the Global Utilities Fund and the Growth & Income Fund, AIM provides the services of the Company's principal financial officer (including related office, facilities and equipment) and may provide other administrative services requested by the Company's Board of Directors from time to time. AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may pay brokerage commissions to broker-dealers that may be affiliated with the Company and may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  PORTFOLIO MANAGEMENT. AIM uses a team approach and a disciplined investment process in providing investment advisory services to all its accounts, including the Funds. AIM's investment staff consists of 87 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds (except the Money Market Fund, for which no such disclosure is required) and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below:

  Robert M. Kippes, Jonathan C. Schoolar and Mr. David P. Barnard are responsible for the day-to-day management of the CAPITAL APPRECIATION FUND's portfolio securities. Mr. Kippes is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1993. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has over 6 years of experience as an investment professional. Mr. Schoolar is Senior Vice President and Director of A I M Capital Management, Inc. ("AIM Capital"), a wholly-owned subsidiary of AIM, Vice President of AIM and Vice President of the Company and has been responsible for the Fund since its inception in 1993. He has been with AIM and/or its affiliates since 1986 and has 12 years of experience as an investment professional. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since 1993. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 21 years of experience as an investment professional.

  Robert G. Alley, John L. Pessarra and Carolyn L. Gibbs are responsible for day-to-day management of the DIVERSIFIED INCOME FUND's portfolio securities. Mr. Alley is Senior Vice President of AIM Capital, Vice President of AIM and Vice President of the Company, and has been affiliated with AIM and/or its affiliates since 1992. Prior to that, Mr. Alley was Senior Fixed Income Money Manager for Waddell and Reed, Inc. Mr. Alley has been responsible for the Fund since its inception in 1993, and has 23 years of experience as an investment professional. Mr. Pessarra is currently Vice President of AIM Capital and has been associated with AIM and/or its affiliates since 1990. Mr. Pessarra has been responsible for the Fund since its inception in 1993, and has 11 years of experience as an investment professional. Ms. Gibbs is currently Assistant Vice President of AIM Capital and has been associated with AIM and/or its affiliates since 1992. Prior to joining AIM, she was a financial analyst for Northwest Airlines. Ms. Gibbs has been responsible for the Fund since 1995, and has over 10 years of experience as an investment professional.

  Claude C. Cody IV and Robert G. Alley are responsible for day-to-day management of the GLOBAL UTILITIES FUND's portfolio securities. Mr. Cody is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1994. Mr. Cody has been associated with AIM and/or its affiliates since 1992 and has 19 years of experience as an investment professional. Prior to that Mr. Cody was associated with Kinder-Care Corporation where he established an investment management operation and managed three portfolios. Mr. Alley has been responsible for the Fund since its inception in 1994. Mr. Alley's background is discussed above with respect to the management of the Diversified Income Fund.

  Karen Dunn Kelley and Meggan M. Walsh are responsible for day-to-day management of the GOVERNMENT FUND's portfolio securities. Ms. Kelley is Senior Vice President of AIM Capital, Vice President of AIM and Vice President of the Company and has been responsible for the Fund since its inception in 1993. Ms. Kelley has been associated with AIM and/or its affiliates since 1989 and has 13 years of experience as an investment professional. Ms. Walsh is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1993. Ms. Walsh has been associated with AIM and/or its affiliates since 1991 and has 8 years of experience as an investment professional. Prior thereto, Ms. Walsh was Manager of Short-Term U.S. Commercial Paper and Euro-Commercial Paper Programs at Nationale-Nederlanden North America Corporation.

  Jonathan C. Schoolar, Robert M. Kippes and David P. Barnard are primarily responsible for day-to-day management of the GROWTH FUND's portfolio securities. Mr. Schoolar's background is discussed above with respect to the management of the Capital Appreciation Fund. Mr. Schoolar has been responsible for the Fund since its inception in 1993. Mr. Kippes' background is discussed above with respect to the management of the Capital Appreciation Fund. Mr. Kippes has been responsible for the Fund since its inception in 1993. Mr. Barnard is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1993. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 21 years experience as an investment professional.

  Lanny H. Sachnowitz and Joel E. Dobberpuhl are primarily responsible for day-to-day management of the GROWTH & INCOME FUND's portfolio securities. Mr. Sachnowitz is Vice president of AIM Capital and has been responsible for the Fund since its inception in 1994. Mr. Sachnowitz has 8 years of experience as an investment professional and has been associated with AIM and/or its affiliates since 1987. Mr. Dobberpuhl is Vice President of AIM Capital and has been responsible for the Fund since 1995. Mr. Dobberpuhl has 6 years of experience as an investment professional and has been associated with AIM and/or its affiliates since 1990.

   A. Dale Griffin III, Paul A. Rogge, Barrett K. Sides and Dominic H. R. Moross are responsible for day-to-day management of the INTERNATIONAL FUND's portfolio securities. Mr. Griffin is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1993. Mr. Griffin has been associated with AIM and/or its affiliates since 1989 and has 9 years experience as an investment professional. Mr. Rogge is Vice President of AIM Capital and has been associated with AIM and/or its affiliates since 1991. Mr. Rogge has been responsible for the Fund since its inception in 1993 and has 4 years of experience as an investment professional. Prior to joining AIM, Mr. Rogge served as an Assistant Portfolio Manager at Commerce Investment Management and a Global Strategy Analyst for UBS -- Philips & Drew. Mr. Sides is Assistant Vice President of AIM Capital and has been associated with AIM and/or its affiliates since 1990. Mr. Sides has been responsible for the Funds since 1995 and has 6 years of experience as an investment professional. Mr. Moross is Assistant Vice President of AIM Capital and has been associated with AIM and/or its affiliates since 1993. Mr. Moross has been responsible for the Fund since 1995 and has 2 years of experience as an investment professional. Prior to joining AIM, he was a management graduate trainee with Maxwell Communications PLC.

  Joel E. Dobberpuhl and Claude Cody IV are responsible for day-to-day management of the VALUE FUND's portfolio securities. Mr. Dobberpuhl's background is discussed above with respect to the management of the Growth & Income Fund. Mr. Dobberpuhl has been responsible for the Fund since its inception in 1993. Mr. Cody's background is discussed above with respect to the management of the Global Utilities Fund. Mr. Cody has been responsible for the Fund since its inception in 1993.

  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee, which is calculated separately for each Fund at an annual rate of the applicable Fund's average daily net assets. For the fiscal year ended January 31, 1995, for the Funds other than the Global Utilities Fund and the Growth & Income Fund, and for the period May 2, 1994 (date operations commenced) through January 31, 1995, for the Global Utilities Fund and the Growth & Income Fund, compensation paid to AIM pursuant to the Advisory Agreement and the total expenses of each Fund, annualized for the Global Utilities Fund and the Growth & Income Fund, stated as a percentage of each Fund's average daily net assets, were as follows:

                              COMPENSATION         EXPENSE         COMPENSATION         EXPENSE
                                 TO AIM             RATIO             TO AIM             RATIO
                            (AFTER WAIVER AND (AFTER WAIVER AND (BEFORE WAIVER AND (BEFORE WAIVER AND
                             REIMBURSEMENT)    REIMBURSEMENT)     REIMBURSEMENT)     REIMBURSEMENT)
                            ----------------- ----------------- ------------------ ------------------
   AIM V.I. Capital
    Appreciation Fund......       0.65%             0.84%             0.65%              0.84%
   AIM V.I. Diversified
    Income Fund............       0.48%             0.91%             0.60%              1.03%
   AIM V.I. Global
    Utilities Fund.........       0.00%             1.31%             0.65%              2.80%
   AIM V.I. Government
    Securities Fund........       0.35%             0.95%             0.50%              1.10%
   AIM V.I. Growth Fund....       0.65%             0.95%             0.65%              0.95%
   AIM V.I. Growth and
    Income Fund............       0.00%             1.07%             0.65%              1.72%
   AIM V.I. International
    Equity Fund............       0.74%             1.27%             0.75%              1.28%
   AIM V.I. Money Market
    Fund...................       0.33%             0.63%             0.40%              0.70%
   AIM V.I. Value Fund.....       0.65%             0.82%             0.65%              0.82%

  AIM may from time to time voluntarily waive or reduce their respective fees. Fee waivers or reductions, other than those contained in the Advisory Agreement, may be modified or terminated at any time upon 60 days' notice to the Company's Board of Directors.

  ADMINISTRATOR. The Company has entered into an Administrative Services Agreement, with AIM, pursuant to which AIM has agreed to provide certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services.

  AIM received reimbursement of administrative services costs from the Company on behalf of each of the Funds, pursuant to the Administrative Services Agreement for the fiscal year ended January 31, 1995, for the Funds other than the Global Utilities Fund and the Growth & Income Fund, and for the period May 2, 1994 (date operations commenced) through January 31, 1995, for the Global Utilities Fund and the Growth & Income Fund, as follows:

                                                                      PERCENTAGE
                                                                      OF AVERAGE
                                                                      NET ASSETS
                                                                      ----------
      AIM V.I. Capital Appreciation Fund.............................   0.04%
      AIM V.I. Diversified Income Fund...............................   0.17%
      AIM V.I. Global Utilities Fund.................................   0.96%*
      AIM V.I. Government Securities Fund............................   0.19%
      AIM V.I. Growth Fund...........................................   0.07%
      AIM V.I. Growth and Income Fund................................   0.43%*
      AIM V.I. International Equity Fund.............................   0.03%
      AIM V.I. Money Market Fund.....................................   0.08%
      AIM V.I. Value Fund............................................   0.03%

     * Annualized

  DISTRIBUTOR. The Company has entered into a master distribution agreement (the "Distribution Agreement"), dated October 18, 1993, as amended April 28, 1994 to include the Global Utilities Fund and the Growth & Income Fund, with AIM Distributors, a registered broker-dealer and a wholly-owned subsidiary of AIM, to act as the distributor of the shares of the Funds. The address of AIM Distributors is 11 Greenway Plaza, Suite 1919, Houston, TX 77046-1173. Certain directors and officers of the Company are affiliated with AIM Distributors and AIM Management. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute shares of the Funds to insurance company separate accounts.

-------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

  The shares of the Funds are sold in a continuous offering and are authorized to be offered to both registered and unregistered separate accounts of affiliated and unaffiliated insurance companies to fund variable annuity contracts (the "Contracts"). Each separate account contains divisions, each of which corresponds to a Fund in the Company. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently more than one insurance company separate account is authorized to invest in the Funds.

  For each day on which a Fund's net asset value is calculated, each separate account transmits to the Company any orders to purchase or redeem shares of such Fund based on the purchase payments, redemption (surrender) requests, and transfer requests from Contract owners, annuitants and beneficiaries which the separate account processes on that day. The separate accounts purchase and redeem shares of each Fund at the applicable Fund's net asset value per share calculated as of the previous business day. Any orders to purchase or redeem Fund shares which are not based on actions by Contract owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is placed.

  Please refer to the appropriate separate account prospectus related to your Contract for more information regarding the Contract.

  In the future, shares of the Funds may, be offered to insurance company separate accounts to fund variable life insurance policies ("Policies") as well as Contracts. The Company does not foresee any disadvantage to purchasers of Contracts or Policies arising out of these arrangements. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto.

-------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each of the Funds is determined as of 4:15 p.m. Eastern time on each "business day of the Fund." A
"business day of a Fund"     is any day on which the New York Stock Exchange is
open for business. It is expected that the New York Stock Exchange will be closed during the next twelve months on Saturdays and Sundays and on the observed holidays of New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the New York Stock Exchange closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined 15 minutes following the close of the New York Stock Exchange on such day. The net asset value per share of a Fund is determined by subtracting the liabilities (e.g., the expenses) of the Fund from the assets of the Fund and dividing the result by the total number of shares outstanding of such Fund. The determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

  VALUATION OF INVESTMENTS OF ALL FUNDS EXCEPT THE MONEY MARKET FUND. Among other items, a Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value as well as income accrued but not received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers and in accordance with methods which are specifically authorized by the Board of Directors of the Company. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

  VALUATION OF THE MONEY MARKET FUND'S INVESTMENTS. The Money Market Fund uses the amortized cost method of valuing the securities held by the Fund and rounds the Fund's per share net asset value to the nearest whole cent; therefore, it is anticipated that the net asset value of the shares of the Fund will remain constant at $1.00 per share. However, the Company can give no assurance that the Fund can maintain a $1.00 net asset value per share.

  FUTURES CONTRACTS. Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund that has entered into the futures contract records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

-------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

  DIVIDENDS AND DISTRIBUTIONS. The Funds declare and distribute dividends representing substantially all net investment income as follows:

                                                           DIVIDENDS  DIVIDENDS
                                                            DECLARED     PAID
                                                           ---------- ----------
     AIM V.I. Capital Appreciation Fund...................   annually   annually
     AIM V.I. Diversified Income Fund.....................   annually   annually
     AIM V.I. Global Utilities Fund.......................   annually   annually
     AIM V.I. Government Securities Fund..................   annually   annually
     AIM V.I. Growth Fund.................................   annually   annually
     AIM V.I. Growth and Income Fund......................   annually   annually
     AIM V.I. International Equity Fund...................   annually   annually
     AIM V.I. Money Market Fund...........................      daily      daily
     AIM V.I. Value Fund..................................   annually   annually

  Substantially all net realized capital gains, if any, are distributed on an annual basis, except for the Money Market Fund, which may distribute net realized short-term gains more frequently. Supplemental distributions may be made in order to avoid the imposition of federal income tax at the Fund level.

  All such distributions will be automatically reinvested in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.

  TAX MATTERS. Each series of shares of the Company is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its net investment income and net capital gains.

  In order to qualify as a regulated investment company, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to diversification of its assets. These requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

  Any Fund's transactions in non-equity options, forward contracts, futures contracts and foreign currency will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of fund securities and convert short-term capital losses into long-term capital losses. These losses could therefore affect the amount, timing and character of distributions.

  The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

  Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

  Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

-------------------------------------------------------------------------------

GENERAL INFORMATION

  ORGANIZATION OF THE COMPANY. The Company was organized on January 22, 1993 as a Maryland corporation, and is registered with the Securities and Exchange Commission as a diversified, open-end, series, management investment company. The Company currently consists of nine separate portfolios (i.e., the Funds).

  The authorized capital stock of the Company consists of 2,500,000,000 shares of common stock with a par value of $.001 per share, of which 250,000,000 shares are classified AIM V.I. CAPITAL APPRECIATION FUND shares, 250,000,000 shares are classified AIM V.I. DIVERSIFIED INCOME FUND shares, 250,000,000 shares are classified AIM V.I. GLOBAL UTILITIES FUND shares, 250,000,000 shares are classified AIM V.I. GOVERNMENT SECURITIES FUND shares, 250,000,000 are classified AIM V.I. GROWTH FUND shares, 250,000,000 shares are classified AIM V.I. GROWTH AND INCOME FUND shares, 250,000,000 shares are classified AIM V.I. INTERNATIONAL EQUITY FUND shares, 250,000,000 shares are classified AIM V.I. MONEY MARKET FUND shares, 250,000,000 shares are classified AIM V.I. VALUE FUND shares, and the balance of which are unclassified.

  The shares of each Fund have equal rights with respect to voting, except that (i) the holders of shares of all classes of a particular Fund voting together will have the exclusive right to vote on matters (such as advisory fees) pertaining solely to that Fund, and (ii) the holders of shares of a particular class will have the exclusive right to vote on matters pertaining to distribution plans, if any such plans are adopted, relating solely to such class. Shareholders of the Funds do not have cumulative voting rights.

  The Company understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with instructions received from Contract owners, annuitants and beneficiaries. Fund shares held by a registered separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a registered separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

  There are no preemptive or conversion rights applicable to any of the Company's shares. Each Fund's shares, when issued, are fully paid and non-assessable.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for the Funds' portfolio securities and cash and also serves as the transfer agent and as dividend paying agent.

  LEGAL COUNSEL. Freedman, Levy, Kroll & Simonds, Washington, D.C. has advised the Company on certain federal securities law matters.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the Funds prior to investing. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing or calling AIM Distributors. This Prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.

                                                                     APPENDIX A

-------------------------------------------------------------------------------

                     DESCRIPTION OF CORPORATE BOND RATINGS

  Investment grade debt securities are those rating categories indicated by an asterisk (*).

 Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

  *Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  *Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  *A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  *Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lack-ing or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal pay-ments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Standard and Poor's Corporation classifications are as follows:

  *AAA -- Debt rated "AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  *AA -- Debt rated "AA' has a very stong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  *A -- Debt rated "A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  *BBB -- Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weak-ened capacity to pay interest and repay principal for debt in this category than in higher categories.

  BB, B, CCC, CC, C -- Debt rated "BB', "B', "CCC', "CC' and "C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB' indicates the lowest degree of spec-ulation and "C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB -- Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB --' rating.

  B -- Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB --' rating.

  CCC -- Debt rated "CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, finan cial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B --' rating.

  CC -- The rating "CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' rating.

  C -- The rating "C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--' debt rating. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  C1 -- The rating "C1' is reserved for income bonds on which no interest is being paid.

  D -- Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The rating from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

 Duff & Phelps fixed-income ratings are as follows:

  *AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  *AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  *A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  *BBB+, BBB, BBB- -- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

  CCC -- Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

 Fitch Investors Service, Inc.'s bond ratings are as follows:

  *AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  *AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

  *A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

  *BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

  B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for rea-sonable business and economic activity throughout the life of the issue.

  CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

  CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

  C -- Bonds are in imminent default in payment of interest or principal.

  DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD' represents the highest potential for recovery on these bonds, and "D' represents the lowest potential for recovery.

  Plus (+) Minus (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA', "DDD', "DD', or "D' categories.

                                                                     APPENDIX B
-------------------------------------------------------------------------------

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                 U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

  The following list includes certain common Agency Securities, as defined in the Prospectus, and does not purport to be exhaustive.

  EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

  FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS -- are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U. S. Government.

  FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

  FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U. S. Government.

  FHA INSURED NOTES -- are bonds issued by the Farmers Home Administration of the U. S. Government.

  FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS -- are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

  FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS" -- represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,000, $500,000,
$1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

  FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS -- are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

  FNMA PASS-THROUGH CERTIFICATES OR "FANNIE MAES" -- are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

  Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

  Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-value ratio, loan term, underwriting standards and insurance coverage.

  All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FNMA may remove service providers for cause.

  The pass-through rate on FNMA Certificates is the lowest annual interest rate borne by an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan in the pool and certain other amounts collected, such as late charges.

  The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

  FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES" -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

  GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

  The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

  As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

  As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

  The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

  Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

  GENERAL SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

  MARITIME ADMINISTRATION BONDS -- are bonds issued and provided by the Department of Transportation of the U.S. Government.

  NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

   PUBLIC HOUSING NOTES AND BONDS -- are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

  SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

  SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

  TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

  WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                                                                     APPENDIX C

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                    DESCRIPTION OF MONEY MARKET OBLIGATIONS

  The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1. GOVERNMENT OBLIGATIONS.

  U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

  U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

  FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2. BANK INSTRUMENTS.

  BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

  CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

  TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

  EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

  YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3. COMMERCIAL INSTRUMENTS.

  COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

  VARIABLE RATE MASTER DEMAND NOTES -- Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria as discussed in the Statement of Additional Information under "Investment Programs." The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. All variable rate master demand notes acquired by the Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

4. REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

                                      C-1